UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2023

RANGER GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53817	74-3206736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 West Park Avenue, Suite 201 Long Beach, NY	11561
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 441-1883

_________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 29, 2023, the board of directors, which functions as the registrant’s audit committee, and management of Ranger Gold Corp. (“we,” “us” or the “Company”) concluded that the following previously issued financial statements (collectively, the “Previously Issued Financial Statements”) should no longer be relied upon”

•

the Company’s audited financial statements as of and for the for the fiscal year ended March 31, 2022 that were included in the Company’s registration statement on Form 10 that automatically was effective under the Securities Exchange Act of 1934, as amended on August 30, 2022 (the “Form 10”);

•	the unaudited financial statements as of and for the quarter ended June 30, 2022 that were included in the Form 10;

•

the unaudited financial statements as of and for the quarter ended September 30, 2022 that were included in the Company’s quarterly report on Form 10-Q for the period ended September 30, 2022 (the “September 2022 10-Q”); and

•

the unaudited financial statements as of and for the quarter ended December 31, 2022 that were included in the Company’s quarterly report on Form 10-Q for the period ended December 31, 2022 (the “December 2022 10-Q”).

The Company’s board of directors (the “Board”) and management have discussed the matters disclosed in this Form 8-K with the Company’s independent registered public accounting firm, Michael Gillespie & Associates, PLLC (“MGA”).

In connection with the preparation of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023, management discovered that during the fiscal year ended March 31, 2022 certain expenses incurred by the Company were paid to vendors directly by management from a personal account rather than from the Company’s account (the “Unrecorded Expenses”). The Unrecorded Expenses were not accounted for in the audited financial statements for the fiscal year ended March 31, 2022 or the unaudited financial statements for the three months ended June 30, 2022 filed with the Form 10. The amount of the Unrecorded Expenses was material to the Company’s financial condition in fiscal 2022 and, therefore, represented a material error in the audited financial statements for the fiscal year ended March 31, 2022 and the unaudited financial statements for three months ended June 30, 2022. Further, the Undisclosed Expenses were not accounted for in the unaudited financial statements filed with the September 2022 10-Q or the December 2022 10-Q. The failure to record the Unrecorded Expenses necessitated material changes to the stockholders’ equity section of the balance sheet and the statements of operations in each of the Previously Issued Financial Statements. The Board determined that the failure to record these transactions were not the result of fraud but were errors of omission.

We did not make any changes to management’s conclusions regarding the effectiveness of our disclosure controls and procedures for the effected periods which are set forth in Part I, Item 4 of the September 2022 10-Q and the December 2022 10-Q because management previously had concluded that material weaknesses in the Company’s internal control over financial reporting existed as of closing of such periods, which such material weaknesses were disclosed in those reports when originally filed with the SEC. The weaknesses in internal control described in the September 2022 10-Q and the December 2022 10-Q were a result of the Company’s limited internal resources and lack of ability to have multiple levels of transaction review, including a review of those payments comprising the Unrecorded Expenses, which continue to be weaknesses in the Company’s internal controls.

The Company intends to file as soon as practicable:

•

a post-effective amendment to the Form 10 in which the Company will include restated audited financial statements for the fiscal year ended March 31, 2022 and restated unaudited financial statements for the three months ended June 30, 2022;

•	an amendment to the September 30, 2022 10-Q in which the Company will include restated unaudited financial statements for the period ended September 30, 2022; and

•	an amendment to the December 31, 2022 10-Q in which the Company will include restated unaudited financial statements for the period ended December 31, 2022.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

104	Cover Page Interactive Data (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGER GOLD CORP.

Date: November 1, 2023	By:	/s/ Bryan Glass
	Name:	Bryan Glass
	Title:	President

3